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                            VANGUARD(R) MALVERN FUNDS
  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 17, 2001


The following sentence is added to the first paragraph of the Investment Policies section:

Note that each Fund's investment objective is not fundamental, and may be changed without a shareholder vote.






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Vanguard Marketing Corporation, Distributor.